February 19, 1999
Page 1










February 19, 1999


To the Funds and Portfolios Listed on the Signature
 Pages hereto

Ladies and Gentlemen:

         You and we are parties to that certain Credit Agreement dated as of February 20, 1998 (the "Credit Agreement"). Terms used herein shall, unless otherwise defined herein or the context otherwise requires, have the meanings assigned to such terms in the Credit Agreement as amended hereby.

         We are in the process of reviewing the financial and other information provided to us, in connection with a request to amend the Credit Agreement to add certain new funds and portfolios as parties thereto, extend the Termination Date of the Credit Agreement for an additional 364 days, increase the Commitment Amount from $150,000,000 to $200,000,000 and effect certain other changes to the Credit Agreement. In order to facilitate our completion of this review, you and we have agreed that, effective as of the date of this letter agreement, the definition of the term Termination Date set forth in the Credit Agreement shall be amended to delete the reference to February 19, 1999 and replace such reference with a reference to March 19, 1999. The agreement of the Banks and the Agent to make such amendment is conditioned on your execution of seven counterparts of this letter agreement and delivery of such counterparts to the Agent and the conditions set forth below.

         In addition to the foregoing condition, the effectiveness of this letter agreement shall be subject to the conditions that (i) no Event of Default or Unmatured Event of Default shall have occurred and be continuing as of the date upon which each of the Funds and Portfolios listed on the signature pages hereto shall be deemed to have executed this letter agreement and such execution shall be deemed to be a certification by each such Person to that effect and to the effect that each representation and warranty of such Person set forth in
Section 6 of the Credit Agreement, as amended hereby, is true and correct as of the date hereof as though made on and as of such date and (ii) each of the Funds and Portfolios listed on the signature pages hereto shall have furnished the

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February 19, 1999
Page 2


Agent and the Banks such further documents as may be reasonably requested by the Agent and/or the Banks through the Agent.

         The Credit Agreement as amended hereby shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references to the Credit Agreement in any other agreement or document shall hereafter be deemed to refer to the Credit Agreement as amended hereby. In addition, each reference in the Credit Agreement to the terms "this Agreement," "hereunder," "hereof" or terms or words of similar import shall hereafter mean the Credit Agreement as amended hereby.

         Please indicate your acceptance of the foregoing terms and conditions by signing the enclosed copy of this letter where indicated below and returning it to the Agent.

Very truly yours,

BANK OF AMERICA NATIONAL
 TRUST AND SAVINGS ASSOCIATION, as Agent

    /s/ John Hayes
By:_________________________________
       Vice President
Title:________________________________


BANK OF AMERICA NATIONAL
 TRUST AND SAVINGS ASSOCIATION, as a Bank


    /s/ John Hayes
By:_________________________________
       Vice President
Title:________________________________


FIRST UNION NATIONAL BANK

    /s/ Austin M. Rogers
By:_________________________________
       Executive Vice President
Title:________________________________

STATE STREET BANK AND TRUST COMPANY

     /s/ Anne Marie Gualtieri
By:_________________________________
       Vice President
Title:________________________________

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February 19, 1999
Page 3


Accepted and agreed to
as of February 19, 1999:

LEGG MASON VALUE TRUST, INC.

     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON TOTAL RETURN TRUST, INC.


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON SPECIAL INVESTMENT
 TRUST, INC.


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON INVESTORS TRUST, INC.,
 ON BEHALF OF LEGG MASON AMERICAN
 LEADING COMPANIES TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________



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February 19, 1999
Page 4


LEGG MASON INVESTORS TRUST, INC.,
 ON BEHALF OF LEGG MASON BALANCED
 TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON GLOBAL TRUST, INC., ON
 BEHALF OF LEGG MASON GLOBAL
 GOVERNMENT TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON GLOBAL TRUST, INC., ON
 BEHALF OF LEGG MASON INTERNATIONAL
 EQUITY TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON GLOBAL TRUST, INC., ON
 BEHALF OF LEGG MASON EMERGING MARKETS
 TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________




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February 19. 1999
Page 5


LEGG MASON TAX-FREE INCOME FUND,
 ON BEHALF OF LEGG MASON MARYLAND
 TAX-FREE INCOME TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON TAX-FREE INCOME FUND,
 ON BEHALF OF LEGG MASON PENNSYLVANIA
 TAX-FREE INCOME TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON TAX-FREE INCOME FUND,
 ON BEHALF OF LEGG MASON TAX-FREE
 INTERMEDIATE-TERM INCOME TRUST


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON INCOME TRUST, INC., ON
 BEHALF OF LEGG MASON U.S.
 GOVERNMENT INTERMEDIATE-TERM PORTFOLIO


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


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February 19, 1999
Page 6


LEGG MASON INCOME TRUST, INC., ON
 BEHALF OF LEGG MASON INVESTMENT
 GRADE INCOME PORTFOLIO


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


LEGG MASON INCOME TRUST, INC., ON
 BEHALF OF LEGG MASON HIGH YIELD
 PORTFOLIO


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


BARTLETT CAPITAL TRUST, ON
 BEHALF OF BARTLETT VALUE INTERNATIONAL FUND


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________


BARTLETT CAPITAL TRUST, ON
BEHALF OF BARTLETT EUROPE FUND


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________

BARTLETT CAPITAL TRUST, ON
 BEHALF OF BARTLETT BASIC VALUE FUND


     /s/ Marie K. Karpinski
By:________________________________
       Vice President and Treasurer
Title:_______________________________